EXHIBIT 99

                                                               marm0415 --   1A1

UBS ARM Trading          212-713-2860

Balance     $61,126,403.17   Delay                   24   WAC(1)       4.9207   WAM(1)          358
Coupon              4.6222   Dated           11/01/2004   NET(1)     4.622198   WALA(1)           2
Settle          11/29/2004   First Payment   12/25/2004



                Price     10 CPB     15 CPB     20 CPB    PRICING     30 CPB     35 CPB     40 CPB     50 CPB
                           Yield      Yield      Yield      Yield      Yield      Yield      Yield      Yield
              101-05+      4.012      3.958      3.897      3.831      3.756      3.673      3.579      3.352
              101-06+      3.998      3.943      3.881      3.814      3.737      3.652      3.557      3.325
              101-07+      3.984      3.928      3.865      3.796      3.718      3.631      3.534      3.297
              101-08+      3.970      3.913      3.849      3.778      3.699      3.611      3.511      3.270
              101-09+      3.956      3.898      3.833      3.761      3.680      3.590      3.488      3.242
              101-10+      3.943      3.883      3.816      3.743      3.661      3.569      3.466      3.215
              101-11+      3.929      3.868      3.800      3.726      3.642      3.548      3.443      3.188
              101-12+      3.915      3.853      3.784      3.708      3.623      3.528      3.420      3.160
              101-13+      3.901      3.838      3.768      3.691      3.604      3.507      3.398      3.133


Spread @ Center Price         62         62         61         60         59         56         52         39
                  WAL       2.40       2.22       2.04       1.87       1.72       1.57       1.43       1.18
             Mod Durn      2.225      2.060      1.902      1.753      1.612      1.479      1.354      1.123


            LIBOR_1MO       2.09       2.09       2.09       2.09       2.09       2.09       2.09       2.09
            LIBOR_6MO     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725
            LIBOR_1YR    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625
              CMT_1YR       2.46       2.46       2.46       2.46       2.46       2.46       2.46       2.46
               Prepay     10 CPB     15 CPB     20 CPB     25 CPB     30 CPB     35 CPB     40 CPB     50 CPB
  Optional Redemption   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)


Yield Curve       Mat       1MO       3MO       6MO       1YR       2YR       3YR       5YR      10YR      30YR
                  Yld      2.09   2.27625    2.4725   2.77625     3.216     3.505     3.973     4.675     5.342



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                                 marm0415 -- 2A1

UBS ARM Trading 212-713-2860

Balance     $90,809,409.73   Delay                   24   WAC(2)       5.3354   WAM(2)          358
Coupon              5.0353   Dated           11/01/2004   NET(2)     5.035297   WALA(2)           2
Settle          11/29/2004   First Payment   12/25/2004


                Price     10 CPB     15 CPB     20 CPB    PRICING     30 CPB     35 CPB     40 CPB     50 CPB
                           Yield      Yield      Yield      Yield      Yield      Yield      Yield      Yield
              101-13+      4.554      4.484      4.405      4.315      4.214      4.098      3.965      3.600
              101-14+      4.545      4.473      4.393      4.302      4.198      4.081      3.946      3.574
              101-15+      4.536      4.462      4.381      4.288      4.183      4.064      3.926      3.548
              101-16+      4.526      4.452      4.369      4.275      4.168      4.046      3.906      3.522
              101-17+      4.517      4.441      4.357      4.261      4.153      4.029      3.887      3.496
              101-18+      4.507      4.431      4.345      4.248      4.137      4.012      3.867      3.470
              101-19+      4.498      4.420      4.333      4.234      4.122      3.994      3.848      3.444
              101-20+      4.489      4.409      4.321      4.221      4.107      3.977      3.828      3.418
              101-21+      4.479      4.399      4.309      4.207      4.091      3.960      3.809      3.393


Spread @ Center Price         85         88         90         90         88         85         81         61
                  WAL       3.70       3.24       2.85       2.50       2.20       1.93       1.68       1.25
             Mod Durn      3.268      2.889      2.559      2.265      2.004      1.772      1.564      1.181


            LIBOR_1MO       2.09       2.09       2.09       2.09       2.09       2.09       2.09       2.09
            LIBOR_6MO     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725
            LIBOR_1YR    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625
              CMT_1YR       2.46       2.46       2.46       2.46       2.46       2.46       2.46       2.46
               Prepay     10 CPB     15 CPB     20 CPB     25 CPB     30 CPB     35 CPB     40 CPB     50 CPB
  Optional Redemption   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)


Yield Curve       Mat       1MO       3MO       6MO       1YR       2YR       3YR       5YR      10YR      30YR
                  Yld      2.09   2.27625    2.4725   2.77625     3.216     3.505     3.973     4.675     5.342



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                                 marm0415 -- 3A1

UBS ARM Trading         212-713-2860

Balance     $31,217,332.86   Delay                   24   WAC(3)       4.9691   WAM(3)          358
Coupon              4.6730   Dated           11/01/2004   NET(3)     4.672953   WALA(3)           2
Settle          11/29/2004   First Payment   12/25/2004


                Price     10 CPB     15 CPB     20 CPB    PRICING     30 CPB     35 CPB     40 CPB     50 CPB
                           Yield      Yield      Yield      Yield      Yield      Yield      Yield      Yield
              101-02+      4.106      4.056      4.000      3.938      3.868      3.791      3.703      3.490
              101-03+      4.092      4.041      3.984      3.920      3.849      3.770      3.680      3.463
              101-04+      4.079      4.026      3.968      3.903      3.830      3.749      3.658      3.436
              101-05+      4.065      4.011      3.952      3.886      3.811      3.728      3.635      3.408
              101-06+      4.051      3.997      3.936      3.868      3.792      3.708      3.612      3.381
              101-07+      4.037      3.982      3.920      3.851      3.773      3.687      3.590      3.354
              101-08+      4.024      3.967      3.903      3.833      3.754      3.666      3.567      3.327
              101-09+      4.010      3.952      3.887      3.816      3.735      3.646      3.545      3.299
              101-10+      3.996      3.937      3.871      3.799      3.717      3.625      3.522      3.272


Spread @ Center Price         71         71         70         70         69         68         64         52
                  WAL       2.43       2.24       2.06       1.89       1.73       1.58       1.44       1.18
             Mod Durn      2.245      2.077      1.916      1.766      1.622      1.488      1.361      1.127


            LIBOR_1MO       2.09       2.09       2.09       2.09       2.09       2.09       2.09       2.09
            LIBOR_6MO     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725
            LIBOR_1YR    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625
              CMT_1YR       2.46       2.46       2.46       2.46       2.46       2.46       2.46       2.46
               Prepay     10 CPB     15 CPB     20 CPB     25 CPB     30 CPB     35 CPB     40 CPB     50 CPB
  Optional Redemption   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)


Yield Curve       Mat       1MO       3MO       6MO       1YR       2YR       3YR       5YR      10YR      30YR
                  Yld      2.09   2.27625    2.4725   2.77625     3.216     3.505     3.973     4.675     5.342



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                                 marm0415 -- 4A1

UBS ARM Trading         212-713-2860

Balance    $105,306,939.55   Delay                   24   WAC(4)       5.2835   WAM(4)          358
Coupon              4.9390   Dated           11/01/2004   NET(4)     4.939032   WALA(4)           2
Settle          11/29/2004   First Payment   12/25/2004


                Price     10 CPB     15 CPB     20 CPB    PRICING     30 CPB     35 CPB     40 CPB     50 CPB
                           Yield      Yield      Yield      Yield      Yield      Yield      Yield      Yield
               100-29      4.618      4.568      4.512      4.449      4.377      4.293      4.200      3.942
               100-30      4.608      4.557      4.500      4.435      4.361      4.276      4.180      3.915
               100-31      4.599      4.546      4.488      4.421      4.346      4.258      4.160      3.889
               101-00      4.590      4.536      4.476      4.408      4.330      4.241      4.140      3.863
               101-01      4.580      4.525      4.464      4.394      4.315      4.224      4.120      3.837
               101-02      4.571      4.514      4.452      4.381      4.300      4.206      4.101      3.811
               101-03      4.562      4.504      4.440      4.367      4.284      4.189      4.081      3.785
               101-04      4.552      4.493      4.428      4.353      4.269      4.171      4.061      3.758
               101-05      4.543      4.483      4.416      4.340      4.254      4.154      4.042      3.732


Spread @ Center Price         91         96        100        103        104        104        104         95
                  WAL       3.72       3.26       2.86       2.51       2.20       1.93       1.69       1.25
             Mod Durn      3.287      2.901      2.567      2.270      2.006      1.768      1.560      1.177


            LIBOR_1MO       2.09       2.09       2.09       2.09       2.09       2.09       2.09       2.09
            LIBOR_6MO     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725
            LIBOR_1YR    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625
              CMT_1YR       2.46       2.46       2.46       2.46       2.46       2.46       2.46       2.46
               Prepay     10 CPB     15 CPB     20 CPB     25 CPB     30 CPB     35 CPB     40 CPB     50 CPB
  Optional Redemption   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)


Yield Curve       Mat       1MO       3MO       6MO       1YR       2YR       3YR       5YR      10YR      30YR
                  Yld      2.09   2.27625    2.4725   2.77625     3.216     3.505     3.973     4.675     5.342



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                                 marm0415 -- 5A1

UBS ARM Trading         212-713-2860

Balance     $18,158,852.86   Delay                   24   WAC(5)       5.5754   WAM(5)          359
Coupon              5.3117   Dated           11/01/2004   NET(5)     5.311746   WALA(5)           1
Settle          11/29/2004   First Payment   12/25/2004


                Price     10 CPB     15 CPB     20 CPB    PRICING     30 CPB     35 CPB     40 CPB     50 CPB
                           Yield      Yield      Yield      Yield      Yield      Yield      Yield      Yield
               101-12      4.937      4.861      4.777      4.679      4.568      4.444      4.304      3.973
               101-13      4.930      4.852      4.766      4.667      4.554      4.427      4.286      3.949
               101-14      4.922      4.843      4.756      4.655      4.540      4.411      4.267      3.924
               101-15      4.914      4.834      4.745      4.643      4.526      4.395      4.248      3.899
               101-16      4.907      4.825      4.735      4.630      4.512      4.378      4.229      3.875
               101-17      4.899      4.816      4.724      4.618      4.497      4.362      4.210      3.850
               101-18      4.891      4.807      4.714      4.606      4.483      4.346      4.191      3.825
               101-19      4.883      4.798      4.703      4.594      4.469      4.329      4.173      3.801
               101-20      4.876      4.789      4.693      4.582      4.455      4.313      4.154      3.776


Spread @ Center Price        100        110        115        117        117        114        111         95
                  WAL       4.72       3.96       3.35       2.85       2.42       2.07       1.78       1.33
             Mod Durn      3.985      3.394      2.915      2.507      2.163      1.874      1.631      1.246


            LIBOR_1MO       2.09       2.09       2.09       2.09       2.09       2.09       2.09       2.09
            LIBOR_6MO     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725     2.4725
            LIBOR_1YR    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625    2.77625
              CMT_1YR       2.46       2.46       2.46       2.46       2.46       2.46       2.46       2.46
               Prepay     10 CPB     15 CPB     20 CPB     25 CPB     30 CPB     35 CPB     40 CPB     50 CPB
  Optional Redemption   Call (N)   Call (N)   Call (N)   Call (N)   Call (N)   Call (N)   Call (N)   Call (N)


Yield Curve       Mat       1MO       3MO       6MO       1YR       2YR       3YR       5YR      10YR      30YR
                  Yld      2.09   2.27625    2.4725   2.77625     3.216     3.505     3.973     4.675     5.342



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                                 marm0415 -- 6A1

UBS ARM Trading         212-713-2860

Balance     $53,558,835.20   Delay                    0   Index           LIBOR_1MO | 2.09   WAC(6)       3.8310   WAM(6)    358
Coupon              2.4200   Dated           11/29/2004   Mult / Margin           1 / 0.33   NET(6)     3.456339   WALA(6)     2
Settle          11/29/2004   First Payment   12/25/2004   Cap / Floor              999 / 0


                Price       10 CPR       15 CPR       20 CPR      PRICING       30 CPR       35 CPR       40 CPR       50 CPR
                       Disc Margin  Disc Margin  Disc Margin  Disc Margin  Disc Margin  Disc Margin  Disc Margin  Disc Margin
                99-28           35           36           36           37           38           39           40           43
                99-29           34           35           36           36           37           38           39           40
                99-30           34           34           35           35           36           36           37           38
                99-31           33           34           34           34           34           35           35           35
               100-00           33           33           33           33           33           33           33           33
               100-01           33           32           32           32           32           31           31           31
               100-02           32           32           31           31           30           30           29           28
               100-03           32           31           30           30           29           28           27           26
               100-04           31           30           30           29           28           27           26           23


Spread @ Center Price           33           33           33           33           33           33           33           33
                  WAL         7.71         5.38         4.01         3.13         2.52         2.08         1.76         1.29
             Mod Durn        6.587        4.767        3.650        2.895        2.364        1.970        1.672        1.241


            LIBOR_1MO         2.09         2.09         2.09         2.09         2.09         2.09         2.09         2.09
            LIBOR_6MO       2.4725       2.4725       2.4725       2.4725       2.4725       2.4725       2.4725       2.4725
            LIBOR_1YR      2.77625      2.77625      2.77625      2.77625      2.77625      2.77625      2.77625      2.77625
              CMT_1YR         2.46         2.46         2.46         2.46         2.46         2.46         2.46         2.46
               Prepay       10 CPR       15 CPR       20 CPR       25 CPR       30 CPR       35 CPR       40 CPR       50 CPR
  Optional Redemption     Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

!  MARM0415.CDI  #CMOVER_3.0E WHOLE_LOAN  !  MAX_CF_VECTSIZE 620
!
!! Created by Intex Deal Maker v3.7.251  ,  subroutines 3.1a1
!!   11/10/2004   1:58 PM
!
!  Modeled in the Intex CMO Modeling Language, (WNYC0115684)
!  which is copyright (c) 2004 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
 COLLAT_GROUPS 1 2 3 4 5 6
!
!
  DEFINE CONSTANT #OrigCollBal = 385216869.91
  DEFINE CONSTANT #OrigCollBal1 = 65375832.27
  DEFINE CONSTANT #OrigCollBal2 = 97122363.35
  DEFINE CONSTANT #OrigCollBal3 = 33387521.78
  DEFINE CONSTANT #OrigCollBal4 = 112627742.83
  DEFINE CONSTANT #OrigCollBal5 = 19421233.00
  DEFINE CONSTANT #OrigCollBal6 = 57282176.68
!
  DEFINE CONSTANT #OrigBondBal = 385216869.91
  DEFINE CONSTANT #OrigBondBal1 = 65375832.27
  DEFINE CONSTANT #OrigBondBal2 = 97122363.35
  DEFINE CONSTANT #OrigBondBal3 = 33387521.78
  DEFINE CONSTANT #OrigBondBal4 = 112627742.83
  DEFINE CONSTANT #OrigBondBal5 = 19421233.01
  DEFINE CONSTANT #OrigBondBal6 = 57282176.68
!
!
   FULL_DEALNAME:        marm0415
!
   DEAL SIZE:            385216869.92
   PRICING SPEED:        GROUP 1 CPB 25%
   PRICING SPEED:        GROUP 2 CPB 25%
   PRICING SPEED:        GROUP 3 CPB 25%
   PRICING SPEED:        GROUP 4 CPB 25%
   PRICING SPEED:        GROUP 5 CPB 25%
   PRICING SPEED:        GROUP 6 CPB 25%
!  ISSUE DATE:           20041101
   SETTLEMENT DATE:      20041129
!
  Record date delay:     24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%","SHIFT4%","SHIFT5%","SHIFT6%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20041101 _
       DEAL_FIRSTPAY_DATE         20041225
!
!
  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1  = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2  = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3  = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200
  DEFINE DYNAMIC STICKY #NetRate4  = ( COLL_I_MISC("COUPON",4) ) / COLL_PREV_BAL(4) * 1200
  DEFINE DYNAMIC STICKY #NetRate5  = ( COLL_I_MISC("COUPON",5) ) / COLL_PREV_BAL(5) * 1200
  DEFINE DYNAMIC STICKY #NetRate6  = ( COLL_I_MISC("COUPON",6) ) / COLL_PREV_BAL(6) * 1200
!
!
!
!
!
!
!
  DEFINE #COUPON_COMBO1 = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_6MO        2.4725
  INITIAL INDEX    LIBOR_1YR       2.77625
  INITIAL INDEX    CMT_1YR            2.46
  INITIAL INDEX    LIBOR_1MO          2.09
!
DEFINE TRANCHE "CL_SNR_6", "SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4", "SUBORD_5", "SUBORD_6", "1A1", "2A1",
"3A1", "4A1", "5A1", "6A1", "6AX", "B1", "B2", "B3", "B4", "B5", "B6"
!
!
Tranche "CL_SNR_6" PSEUDO
   Block 0.001 at 0   Delay 24  Dated 20041101  Next 20041225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block 4249429.10 FLOAT GROUP 1 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
    ( #NetRate1 )
     0     999
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 6312953.62 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
    ( #NetRate2 )
     0     999
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 2170188.92 FLOAT GROUP 3 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
    ( #NetRate3 )
     0     999
!
Tranche "SUBORD_4" MODELING EXCHANGE
   Block 7320803.28 FLOAT GROUP 4 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
    ( #NetRate4 )
     0     999
!
Tranche "SUBORD_5" MODELING EXCHANGE
   Block 1262380.15 FLOAT GROUP 5 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
    ( #NetRate5 )
     0     999
!
Tranche "SUBORD_6" MODELING EXCHANGE
   Block 3723341.48 FLOAT GROUP 6 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
    ( #NetRate6 )
     0     999
!
Tranche "1A1" SEN_WAC
   Block 61126403.17 FLOAT GROUP 1 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
    ( #NetRate1 )
     0     999
!
Tranche "2A1" SEN_WAC
   Block 90809409.73 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
    ( #NetRate2 )
     0     999
!
Tranche "3A1" SEN_WAC
   Block 31217332.86 FLOAT GROUP 3 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
    ( #NetRate3 )
     0     999
!
Tranche "4A1" SEN_WAC
   Block 105306939.55 FLOAT GROUP 4 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
    ( #NetRate4 )
     0     999
!
Tranche "5A1" SEN_WAC
   Block 18158852.86 FLOAT GROUP 5 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
    ( #NetRate5 )
     0     999
!
Tranche "6A1" SEN_FLT
   Block 53558835.20 at 2.42 GROUP 6  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( #NetRate6 * 30 / (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 26 ELSE 30) ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 0  Dated 20041129  Next 20041225
     1 * LIBOR_1MO + 0.33
     0     999
!
Tranche "6AX" SEN_WAC_IO
   Block 53558835.20 GROUP 6  FREQ M FLOAT   NOTIONAL WITH BLOCK "6A1#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20041101  Next 20041225
     (((( #NetRate6 ) * BBAL("6A1#1") / 36000 * NDAYS_ACCRUE_INT("CL_SNR_6")) - OPTIMAL_INTPMT("6A1#1")) /
BBAL("6AX#1") * 36000 / NDAYS_ACCRUE_INT("6AX#1"))
     0     999
!
Tranche "B1" JUN_WAC
   Block 10572045.87 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
     ( #COUPON_COMBO1 )
    0    999
!
Tranche "B2" JUN_WAC
   Block 5007819.31 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
     ( #COUPON_COMBO1 )
    0    999
!
Tranche "B3" JUN_WAC
   Block 2782151.80 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
     ( #COUPON_COMBO1 )
    0    999
!
Tranche "B4" JUN_WAC
   Block 3338520.52 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
     ( #COUPON_COMBO1 )
    0    999
!
Tranche "B5" JUN_WAC
   Block 1854742.19 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
     ( #COUPON_COMBO1 )
    0    999
!
Tranche "B6" JUN_WAC
   Block 1483816.86 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20041101  Next 20041225
     ( #COUPON_COMBO1 )
    0    999
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20041101 Next 20041225 Settle 20041129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20041101 Next 20041225 Settle 20041129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20041101 Next 20041225 Settle 20041129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20041101 Next 20041225 Settle 20041129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 4 _
   Delay 24 Dated 20041101 Next 20041225 Settle 20041129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 5 _
   Delay 24 Dated 20041101 Next 20041225 Settle 20041129
DEFINE PSEUDO_TRANCHE COLLAT GROUP 6 _
   Delay 24 Dated 20041101 Next 20041225 Settle 20041129
!
  CREDIT_SUPPORT_BASIS DEAL
!
ifdef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}
!
ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =
!
  CLASS "6A1"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "6A1"
  CLASS "6AX"       NO_BUILD_TRANCHE _
                    = "6AX"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "SUBORD_3"
  CLASS "SUBORD_4"  DISTRIB_CLASS RULES _
                    = "SUBORD_4"
  CLASS "SUBORD_5"  DISTRIB_CLASS RULES _
                    = "SUBORD_5"
  CLASS "SUBORD_6"  DISTRIB_CLASS RULES _
                    = "SUBORD_6"
  CLASS "B6"        NO_BUILD_TRANCHE _
                    = "B6"
  CLASS "B5"        NO_BUILD_TRANCHE _
                    = "B5", SUPPORT_CLASSES = "B6"
  CLASS "B4"        NO_BUILD_TRANCHE _
                    = "B4", SUPPORT_CLASSES = "B6" "B5"
  CLASS "B3"        NO_BUILD_TRANCHE _
                    = "B3", SUPPORT_CLASSES = "B6" "B5" "B4"
  CLASS "B2"        NO_BUILD_TRANCHE _
                    = "B2", SUPPORT_CLASSES = "B6" "B5" "B4" "B3"
  CLASS "B1"        NO_BUILD_TRANCHE _
                    = "B1", SUPPORT_CLASSES = "B6" "B5" "B4" "B3" "B2"
  CLASS "COMBO1" DISTRIB_CLASS SUBORD  WRITEDOWN_BAL SUBORD _
                    = "B1" "B2" "B3" "B4" "B5" "B6" , _
    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2" "SUBORD_3" "SUBORD_4" "SUBORD_5" "SUBORD_6"
  CLASS "SNR_1"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); _
                    = "1A1", SUPPORT_CLASSES = "COMBO1"
  CLASS "SNR_2"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); _
                    = "2A1", SUPPORT_CLASSES = "COMBO1"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1", SUPPORT_CLASSES = "COMBO1"
  CLASS "SNR_4"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal4); _
                    = "4A1", SUPPORT_CLASSES = "COMBO1"
  CLASS "SNR_5"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal5); _
                    = "5A1", SUPPORT_CLASSES = "COMBO1"
  CLASS "SNR_6"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE (#OrigCollBal6); _
                    = "6A1" "6AX" , SUPPORT_CLASSES = "COMBO1"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "SNR_3" "SUBORD_3"
  CLASS "GRP4" _
                 DISTRIB_CLASS RULES _
                   = "SNR_4" "SUBORD_4"
  CLASS "GRP5" _
                 DISTRIB_CLASS RULES _
                   = "SNR_5" "SUBORD_5"
  CLASS "GRP6" _
                 DISTRIB_CLASS RULES _
                   = "SNR_6" "SUBORD_6"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3" "GRP4" "GRP5" "GRP6"
!
  GROUP 0       ROOT      = 1 2 3 4 5 6
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20041101  Next 20041225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20041101  Next 20041225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20041101  Next 20041225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_4"     Delay 24  Dated 20041101  Next 20041225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_5"     Delay 24  Dated 20041101  Next 20041225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_6"        Delay 24  Dated 20041101  Next 20041225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_6"     Delay 24  Dated 20041101  Next 20041225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "COMBO1"       Delay 24  Dated 20041101  Next 20041225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
  DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
  DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
  DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
  DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
  DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
  DEFINE DYNAMIC STICKY #OrigSubBal4 = #OrigCollBal4 - ORIG_BBAL("SNR_4")
  DEFINE DYNAMIC STICKY #SubBal4 = MAX(0, COLL_PREV_BAL(4) - BBAL("SNR_4"))
  DEFINE DYNAMIC STICKY #OrigSubBal5 = #OrigCollBal5 - ORIG_BBAL("SNR_5")
  DEFINE DYNAMIC STICKY #SubBal5 = MAX(0, COLL_PREV_BAL(5) - BBAL("SNR_5"))
  DEFINE DYNAMIC STICKY #OrigSubBal6 = #OrigCollBal6 - ORIG_BBAL("SNR_6")
  DEFINE DYNAMIC STICKY #SubBal6 = MAX(0, COLL_PREV_BAL(6) - BBAL("SNR_6"))
!
  DEFINE DYNAMIC STICKY #COUPON_COMBO1 = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4", "SUBORD_5",
"SUBORD_6") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4", "SUBORD_5", "SUBORD_6") * 36000 /
NDAYS_ACCRUE_INT("COMBO1#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DEAL_FRAC 5% _
                          PRICE_P ( COLL_BAL );
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("B1", "B2", "B3", "B4", "B5", "B6") GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate :  #OrigSenPct3  = ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 1
!
   calculate :  #OrigSenPct4  = ORIG_BBAL("SNR_4") / #OrigCollBal4
!
   calculate :  #SenPct4 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_4") / COLL_PREV_BAL(4)) _
               ELSE 1
!
   calculate :  #OrigSenPct5  = ORIG_BBAL("SNR_5") / #OrigCollBal5
!
   calculate :  #SenPct5 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_5") / COLL_PREV_BAL(5)) _
               ELSE 1
!
   calculate :  #OrigSenPct6  = ORIG_BBAL("SNR_6") / #OrigCollBal6
!
   calculate :  #SenPct6 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_6") / COLL_PREV_BAL(6)) _
               ELSE 1
!
   calculate :  #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4", "SUBORD_5", "SUBORD_6") /
BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3", "SNR_4", "SUBORD_4", "SNR_5", "SUBORD_5",
"SNR_6", "SUBORD_6") _
                                    GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3", "SUBORD_4", "SUBORD_5",
"SUBORD_6")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3", "SNR_4", "SUBORD_4", "SNR_5",
"SUBORD_5", "SNR_6", "SUBORD_6")
!
   calculate :  #SenPctFailAgg = (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3)
OR (#SenPct4 > #OrigSenPct4) OR (#SenPct5 > #OrigSenPct5) OR (#SenPct6 > #OrigSenPct6)
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 (1)
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 (1)
!
   calculate :  #SenPrep3 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _
   Reduce_SHIFT%_when GROUP 3 (1)
!
   calculate :  #SenPrep4 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct4 + SHIFT%(4) * (1-#SenPct4), _
   Reduce_SHIFT%_when GROUP 4 (1)
!
   calculate :  #SenPrep5 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct5 + SHIFT%(5) * (1-#SenPct5), _
   Reduce_SHIFT%_when GROUP 5 (1)
!
   calculate :  #SenPrep6 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct6 + SHIFT%(6) * (1-#SenPct6), _
   Reduce_SHIFT%_when GROUP 6 (1)
!
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (1-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3
!
   calculate :  #SenPrep4 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct4 + (50% * (1-#SenPct4)) _
                        ELSE #SenPct4 _
                   ELSE #SenPrep4
!
   calculate :  #SenPrep5 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct5 + (50% * (1-#SenPct5)) _
                        ELSE #SenPct5 _
                   ELSE #SenPrep5
!
   calculate :  #SenPrep6 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct6 + (50% * (1-#SenPct6)) _
                        ELSE #SenPct6 _
                   ELSE #SenPrep6
!
   calculate : #SENRECOV1 =  _
     MAX( 0, MIN( #SenPct1 * DELINQ_LIQUIDATE(1), _
                  #SenPrep1 * DELINQ_RECOVER(1)))
!
   calculate : #SENRECOV2 =  _
     MAX( 0, MIN( #SenPct2 * DELINQ_LIQUIDATE(2), _
                  #SenPrep2 * DELINQ_RECOVER(2)))
!
   calculate : #SENRECOV3 =  _
     MAX( 0, MIN( #SenPct3 * DELINQ_LIQUIDATE(3), _
                  #SenPrep3 * DELINQ_RECOVER(3)))
!
   calculate : #SENRECOV4 =  _
     MAX( 0, MIN( #SenPct4 * DELINQ_LIQUIDATE(4), _
                  #SenPrep4 * DELINQ_RECOVER(4)))
!
   calculate : #SENRECOV5 =  _
     MAX( 0, MIN( #SenPct5 * DELINQ_LIQUIDATE(5), _
                  #SenPrep5 * DELINQ_RECOVER(5)))
!
   calculate : #SENRECOV6 =  _
     MAX( 0, MIN( #SenPct6 * DELINQ_LIQUIDATE(6), _
                  #SenPrep6 * DELINQ_RECOVER(6)))
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT   LIMIT #PRP11 = #SenPrep1 * COLL_P_PREPAY(1) , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT   LIMIT #PRP22 = #SenPrep2 * COLL_P_PREPAY(2) , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT #SCH33 = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT   LIMIT #PRP33 = #SenPrep3 * COLL_P_PREPAY(3) , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT #REC33 = #SENRECOV3
!
 calculate:  "SNR_4" _
  NO_CHECK SCHEDULED     GROUP 4  FRACTION LIMIT #SCH44 = #SenPct4 , _
  NO_CHECK PREPAY        GROUP 4  AMOUNT   LIMIT #PRP44 = #SenPrep4 * COLL_P_PREPAY(4) , _
  NO_CHECK RECOVER       GROUP 4  AMOUNT   LIMIT #REC44 = #SENRECOV4
!
 calculate:  "SNR_5" _
  NO_CHECK SCHEDULED     GROUP 5  FRACTION LIMIT #SCH55 = #SenPct5 , _
  NO_CHECK PREPAY        GROUP 5  AMOUNT   LIMIT #PRP55 = #SenPrep5 * COLL_P_PREPAY(5) , _
  NO_CHECK RECOVER       GROUP 5  AMOUNT   LIMIT #REC55 = #SENRECOV5
!
 calculate:  "SNR_6" _
  NO_CHECK SCHEDULED     GROUP 6  FRACTION LIMIT #SCH66 = #SenPct6 , _
  NO_CHECK PREPAY        GROUP 6  AMOUNT   LIMIT #PRP66 = #SenPrep6 * COLL_P_PREPAY(6) , _
  NO_CHECK RECOVER       GROUP 6  AMOUNT   LIMIT #REC66 = #SENRECOV6
!
  calculate :  #SenSchedAlloc1   = #SCH11 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1  = #PRP11
  calculate :  #SenRecoverAlloc1 = #REC11
  calculate :  #SenSchedAlloc2   = #SCH22 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2  = #PRP22
  calculate :  #SenRecoverAlloc2 = #REC22
  calculate :  #SenSchedAlloc3   = #SCH33 * COLL_P_SCHED(3)
  calculate :  #SenPrepayAlloc3  = #PRP33
  calculate :  #SenRecoverAlloc3 = #REC33
  calculate :  #SenSchedAlloc4   = #SCH44 * COLL_P_SCHED(4)
  calculate :  #SenPrepayAlloc4  = #PRP44
  calculate :  #SenRecoverAlloc4 = #REC44
  calculate :  #SenSchedAlloc5   = #SCH55 * COLL_P_SCHED(5)
  calculate :  #SenPrepayAlloc5  = #PRP55
  calculate :  #SenRecoverAlloc5 = #REC55
  calculate :  #SenSchedAlloc6   = #SCH66 * COLL_P_SCHED(6)
  calculate :  #SenPrepayAlloc6  = #PRP66
  calculate :  #SenRecoverAlloc6 = #REC66
!
   calculate : #SubSched1   = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 )
   calculate : #SubPrepay1  = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 )
   calculate : #SubRecov1   = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
   calculate : #SubSched2   = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 )
   calculate : #SubPrepay2  = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 )
   calculate : #SubRecov2   = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
   calculate : #SubSched3   = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 )
   calculate : #SubPrepay3  = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 )
   calculate : #SubRecov3   = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
   calculate : #SubSched4   = MAX( 0, COLL_P_SCHED(4) - #SenSchedAlloc4 )
   calculate : #SubPrepay4  = MAX( 0, COLL_P_PREPAY(4) - #SenPrepayAlloc4 )
   calculate : #SubRecov4   = MAX( 0, DELINQ_RECOVER(4) - #SenRecoverAlloc4 )
!
   calculate : #SubSched5   = MAX( 0, COLL_P_SCHED(5) - #SenSchedAlloc5 )
   calculate : #SubPrepay5  = MAX( 0, COLL_P_PREPAY(5) - #SenPrepayAlloc5 )
   calculate : #SubRecov5   = MAX( 0, DELINQ_RECOVER(5) - #SenRecoverAlloc5 )
!
   calculate : #SubSched6   = MAX( 0, COLL_P_SCHED(6) - #SenSchedAlloc6 )
   calculate : #SubPrepay6  = MAX( 0, COLL_P_PREPAY(6) - #SenPrepayAlloc6 )
   calculate : #SubRecov6   = MAX( 0, DELINQ_RECOVER(6) - #SenRecoverAlloc6 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
 calculate:  "SUBORD_4" _
  NO_CHECK SCHEDULED     GROUP 4  AMOUNT             = #SubSched4 , _
  NO_CHECK PREPAY        GROUP 4  AMOUNT             = #SubPrepay4 , _
  NO_CHECK RECOVER       GROUP 4  AMOUNT             = #SubRecov4
!
 calculate:  "SUBORD_5" _
  NO_CHECK SCHEDULED     GROUP 5  AMOUNT             = #SubSched5 , _
  NO_CHECK PREPAY        GROUP 5  AMOUNT             = #SubPrepay5 , _
  NO_CHECK RECOVER       GROUP 5  AMOUNT             = #SubRecov5
!
 calculate:  "SUBORD_6" _
  NO_CHECK SCHEDULED     GROUP 6  AMOUNT             = #SubSched6 , _
  NO_CHECK PREPAY        GROUP 6  AMOUNT             = #SubPrepay6 , _
  NO_CHECK RECOVER       GROUP 6  AMOUNT             = #SubRecov6
!
   calculate : #SubSched    = #SubSched1 + #SubSched2 + #SubSched3 + #SubSched4 + #SubSched5 + #SubSched6
   calculate : #SubPrepay   = #SubPrepay1 + #SubPrepay2 + #SubPrepay3 + #SubPrepay4 + #SubPrepay5 + #SubPrepay6
   calculate : #SubRecov    = #SubRecov1 + #SubRecov2 + #SubRecov3 + #SubRecov4 + #SubRecov5 + #SubRecov6
!
 calculate:  "B1" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B1S  = #SubSched  * SHARE("B1") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B1P  = #SubPrepay * SHARE("B1") , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B1R  = #SubRecov  * SHARE("B1")
!
 calculate:  "B2" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B2S  = #SubSched  * SHARE("B2") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B2P  = #SubPrepay * SHARE("B2") , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B2R  = #SubRecov  * SHARE("B2")
!
 calculate:  "B3" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B3S  = #SubSched  * SHARE("B3") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B3P  = #SubPrepay * SHARE("B3") , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B3R  = #SubRecov  * SHARE("B3")
!
 calculate:  "B4" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B4S  = #SubSched  * SHARE("B4") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B4P  = #SubPrepay * SHARE("B4") , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B4R  = #SubRecov  * SHARE("B4")
!
 calculate:  "B5" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B5S  = #SubSched  * SHARE("B5") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B5P  = #SubPrepay * SHARE("B5") , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B5R  = #SubRecov  * SHARE("B5")
!
 calculate:  "B6" _
  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B6S  = #SubSched  * SHARE("B6") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B6P  = #SubPrepay * SHARE("B6") , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B6R  = #SubRecov  * SHARE("B6")
!
   calculate : #SubWaterFall = (#SubSched + #SubPrepay + #SubRecov) - (#B1S + #B1P + #B1R + #B2S + #B2P + #B2R + #B3S
+ #B3P + #B3R + #B4S + #B4P + #B4R + #B5S + #B5P + #B5R + #B6S + #B6P + #B6R)
!
 calculate:  "B1" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V1  = #SubWaterFall
!
 calculate:  "B2" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V2  = #SubWaterFall - V1
!
 calculate:  "B3" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V3  = #SubWaterFall - V1 - V2
!
 calculate:  "B4" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V4  = #SubWaterFall - V1 - V2 - V3
!
 calculate:  "B5" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V5  = #SubWaterFall - V1 - V2 - V3 - V4
!
 calculate:  "B6" _
  NO_CHECK CUSTOM         AMOUNT   LIMIT V6  = #SubWaterFall - V1 - V2 - V3 - V4 - V5
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_4" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_4" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_4" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_5" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_5" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_5" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_6" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_6" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_6" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_4" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_4" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_5" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_5" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_6" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_6" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4"; "GRP5"; "GRP6" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4"; "SUBORD_5"; "SUBORD_6" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4"; "SUBORD_5"; "SUBORD_6" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_4" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_5" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_6" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3"; "GRP4"; "GRP5"; "GRP6" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3"; "SUBORD_4"; "SUBORD_5"; "SUBORD_6" )
------------------------------------
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_4" )
         pay :  SEQUENTIAL ( "4A1#1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_5" )
         pay :  SEQUENTIAL ( "5A1#1" )
------------------------------------
!
        from :  CLASS ( "SNR_6" )
         pay :  CLASS INTEREST PRO_RATA  ( "6A1"; "6AX" )
         pay :  CLASS INTSHORT PRO_RATA  ( "6A1"; "6AX" )
------------------------------------
        from :  CLASS ( "SNR_6" )
         pay :  CLASS BALANCE PRO_RATA ( "6A1" ; "6AX" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "6A1" )
         pay :  SEQUENTIAL ( "6A1#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ; "SUBORD_4" ; "SUBORD_5" ; "SUBORD_6" )
         pay :  CLASS INTEREST PRO_RATA  ( "COMBO1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "COMBO1" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "COMBO1" )
------------------------------------
!
------------------------------------ SUB COMBO DISTRIBUTION
        from :  CLASS ("COMBO1" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B1" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B2" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B3" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B4" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B5" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B6" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "B1" )
         pay :  SEQUENTIAL ( "B1#1" )
------------------------------------
        from :  CLASS ( "B2" )
         pay :  SEQUENTIAL ( "B2#1" )
------------------------------------
        from :  CLASS ( "B3" )
         pay :  SEQUENTIAL ( "B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate :  #PrincReduce  = BBAL("B1#1", "B2#1", "B3#1", "B4#1", "B5#1", "B6#1") - BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3", "SUBORD_4", "SUBORD_5", "SUBORD_6")
   calculate :  #SubPrinc1    = BBAL("SUBORD_1#1") - BBAL("SUBORD_1")
   calculate :  #SubPrinc2    = BBAL("SUBORD_2#1") - BBAL("SUBORD_2")
   calculate :  #SubPrinc3    = BBAL("SUBORD_3#1") - BBAL("SUBORD_3")
   calculate :  #SubPrinc4    = BBAL("SUBORD_4#1") - BBAL("SUBORD_4")
   calculate :  #SubPrinc5    = BBAL("SUBORD_5#1") - BBAL("SUBORD_5")
   calculate :  #SubPrinc6    = BBAL("SUBORD_6#1") - BBAL("SUBORD_6")
   calculate :  #SubPrincAgg = #SubPrinc1 + #SubPrinc2 + #SubPrinc3 + #SubPrinc4 + #SubPrinc5 + #SubPrinc6
   calculate :  #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg
   calculate :  #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg
   calculate :  #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg
   calculate :  #PrincReduce4 = #PrincReduce * #SubPrinc4 / #SubPrincAgg
   calculate :  #PrincReduce5 = #PrincReduce * #SubPrinc5 / #SubPrincAgg
   calculate :  #PrincReduce6 = #PrincReduce * #SubPrinc6 / #SubPrincAgg
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc4 - #PrincReduce4 ) )
         pay :  SEQUENTIAL ( "SUBORD_4#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc5 - #PrincReduce5 ) )
         pay :  SEQUENTIAL ( "SUBORD_5#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc6 - #PrincReduce6 ) )
         pay :  SEQUENTIAL ( "SUBORD_6#1" )
------------------------------------
!
        from :  CLASS ( "GRP6" )
         pay :  CLASS COUPONCAP_SHORT PRO_RATA ( "6A1" )
------------------------------------
        from :  CLASS ( "COMBO1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "1A1#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate :  #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "SUBORD_2#1" ) - COLL_BAL(2)))
   calculate :  #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "SUBORD_3#1" ) - COLL_BAL(3)))
   calculate :  #ReduceSubord4 = MAX(0, MIN( BBAL("SUBORD_4#1"), BBAL( "4A1#1", "SUBORD_4#1" ) - COLL_BAL(4)))
   calculate :  #ReduceSubord5 = MAX(0, MIN( BBAL("SUBORD_5#1"), BBAL( "5A1#1", "SUBORD_5#1" ) - COLL_BAL(5)))
   calculate :  #ReduceSubord6 = MAX(0, MIN( BBAL("SUBORD_6#1"), BBAL( "6A1#1", "SUBORD_6#1" ) - COLL_BAL(6)))
   calculate :  #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 + #ReduceSubord3 + #ReduceSubord4 + #ReduceSubord5
+ #ReduceSubord6
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #IncreaseSubord1 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1A1#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #IncreaseSubord2 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
   calculate :  #IncreaseSubord3 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "SUBORD_3#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #ReduceSubord4 )
------------------------------------
   calculate :  #IncreaseSubord4 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(4) - BBAL( "4A1#1", "SUBORD_4#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_4#1", BY #IncreaseSubord4 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_5#1", BY #ReduceSubord5 )
------------------------------------
   calculate :  #IncreaseSubord5 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(5) - BBAL( "5A1#1", "SUBORD_5#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_5#1", BY #IncreaseSubord5 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_6#1", BY #ReduceSubord6 )
------------------------------------
   calculate :  #IncreaseSubord6 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(6) - BBAL( "6A1#1", "SUBORD_6#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_6#1", BY #IncreaseSubord6 )
------------------------------------
   calculate :  #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1",
"SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1", "SUBORD_5#1", "SUBORD_6#1") * ( BBAL("1A1#1", "SUBORD_1#1", "2A1#1",
"SUBORD_2#1", "3A1#1", "SUBORD_3#1", "4A1#1", "SUBORD_4#1", "5A1#1", "SUBORD_5#1", "6A1#1", "SUBORD_6#1") -
COLL_BAL)))
   calculate :  #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1",
"SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1", "SUBORD_5#1", "SUBORD_6#1") * ( BBAL("1A1#1", "SUBORD_1#1", "2A1#1",
"SUBORD_2#1", "3A1#1", "SUBORD_3#1", "4A1#1", "SUBORD_4#1", "5A1#1", "SUBORD_5#1", "6A1#1", "SUBORD_6#1") -
COLL_BAL)))
   calculate :  #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1",
"SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1", "SUBORD_5#1", "SUBORD_6#1") * ( BBAL("1A1#1", "SUBORD_1#1", "2A1#1",
"SUBORD_2#1", "3A1#1", "SUBORD_3#1", "4A1#1", "SUBORD_4#1", "5A1#1", "SUBORD_5#1", "6A1#1", "SUBORD_6#1") -
COLL_BAL)))
   calculate :  #MoreReduceSubord4 = MAX(0, MIN( BBAL("SUBORD_4#1"), BBAL("SUBORD_4#1") / BBAL("SUBORD_1#1",
"SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1", "SUBORD_5#1", "SUBORD_6#1") * ( BBAL("1A1#1", "SUBORD_1#1", "2A1#1",
"SUBORD_2#1", "3A1#1", "SUBORD_3#1", "4A1#1", "SUBORD_4#1", "5A1#1", "SUBORD_5#1", "6A1#1", "SUBORD_6#1") -
COLL_BAL)))
   calculate :  #MoreReduceSubord5 = MAX(0, MIN( BBAL("SUBORD_5#1"), BBAL("SUBORD_5#1") / BBAL("SUBORD_1#1",
"SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1", "SUBORD_5#1", "SUBORD_6#1") * ( BBAL("1A1#1", "SUBORD_1#1", "2A1#1",
"SUBORD_2#1", "3A1#1", "SUBORD_3#1", "4A1#1", "SUBORD_4#1", "5A1#1", "SUBORD_5#1", "6A1#1", "SUBORD_6#1") -
COLL_BAL)))
   calculate :  #MoreReduceSubord6 = MAX(0, MIN( BBAL("SUBORD_6#1"), BBAL("SUBORD_6#1") / BBAL("SUBORD_1#1",
"SUBORD_2#1", "SUBORD_3#1", "SUBORD_4#1", "SUBORD_5#1", "SUBORD_6#1") * ( BBAL("1A1#1", "SUBORD_1#1", "2A1#1",
"SUBORD_2#1", "3A1#1", "SUBORD_3#1", "4A1#1", "SUBORD_4#1", "5A1#1", "SUBORD_5#1", "6A1#1", "SUBORD_6#1") -
COLL_BAL)))
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) OR ( BBAL("SUBORD_5#1") LT 0.01 ) OR (
BBAL("SUBORD_6#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) OR ( BBAL("SUBORD_5#1") LT 0.01 ) OR (
BBAL("SUBORD_6#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) OR ( BBAL("SUBORD_5#1") LT 0.01 ) OR (
BBAL("SUBORD_6#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_5#1") LT 0.01 ) OR (
BBAL("SUBORD_6#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_4#1", BY #MoreReduceSubord4 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) OR (
BBAL("SUBORD_6#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_5#1", BY #MoreReduceSubord5 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) OR ( BBAL("SUBORD_4#1") LT 0.01 ) OR (
BBAL("SUBORD_5#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_6#1", BY #MoreReduceSubord6 )
------------------------------------
   calculate :  #WriteDown = MAX(0, BBAL( "1A1#1", "B1#1", "B2#1", "B3#1", "B4#1", "B5#1", "B6#1", "2A1#1", "3A1#1",
"4A1#1", "5A1#1", "6A1#1" ) - COLL_BAL(1,2,3,4,5,6))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "B6#1" )
         pay :  WRITEDOWN PRO_RATA ( "B5#1" )
         pay :  WRITEDOWN PRO_RATA ( "B4#1" )
         pay :  WRITEDOWN PRO_RATA ( "B3#1" )
         pay :  WRITEDOWN PRO_RATA ( "B2#1" )
         pay :  WRITEDOWN PRO_RATA ( "B1#1" )
------------------------------------
   calculate :  #SenWriteDown1 = MAX(0, BBAL( "1A1#1" ) / BBAL( "1A1#1", "2A1#1", "3A1#1", "4A1#1", "5A1#1", "6A1#1"
) * #WriteDown)
------------------------------------
   calculate :  #SenWriteDown2 = MAX(0, BBAL( "2A1#1" ) / BBAL( "1A1#1", "2A1#1", "3A1#1", "4A1#1", "5A1#1", "6A1#1"
) * #WriteDown)
------------------------------------
   calculate :  #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1A1#1", "2A1#1", "3A1#1", "4A1#1", "5A1#1", "6A1#1"
) * #WriteDown)
------------------------------------
   calculate :  #SenWriteDown4 = MAX(0, BBAL( "4A1#1" ) / BBAL( "1A1#1", "2A1#1", "3A1#1", "4A1#1", "5A1#1", "6A1#1"
) * #WriteDown)
------------------------------------
   calculate :  #SenWriteDown5 = MAX(0, BBAL( "5A1#1" ) / BBAL( "1A1#1", "2A1#1", "3A1#1", "4A1#1", "5A1#1", "6A1#1"
) * #WriteDown)
------------------------------------
   calculate :  #SenWriteDown6 = MAX(0, BBAL( "6A1#1" ) / BBAL( "1A1#1", "2A1#1", "3A1#1", "4A1#1", "5A1#1", "6A1#1"
) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown4 )
         pay :  WRITEDOWN SEQUENTIAL ( "4A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown5 )
         pay :  WRITEDOWN SEQUENTIAL ( "5A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown6 )
         pay :  WRITEDOWN SEQUENTIAL ( "6A1#1" )
------------------------------------
!
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT4%"
Declare
SHIFTINT GROUP 4
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT5%"
Declare
SHIFTINT GROUP 5
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT6%"
Declare
SHIFTINT GROUP 6
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
  DEFINE DYNAMIC #SRF025_0375    = IF LOAN("AGE") LE LOAN("INIT_RESETPER") THEN 0.25 ELSE 0.25 + 0.375
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20041101    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos
P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst
RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "1 : LIBOR_1YR MTR: 01 to 36"                                            WL    00    WAC
4.954 (      7007064.15 /      7010009.00 );      7010009.00                      0.276        0.276
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR                    2.665    36   12 SYNC_INT
10.954           2.000           2.665         0      0  INIT_PERCAP          2.576  ORIG_GROSSRATE
4.954                            DAYCOUNT 30360                GROUP 1       TEASER INIT_RESETPER 36
M        2     "1 : LIBOR_1YR MTR: 01 to 36 (IO 36 )"                                   WL    00    WAC
4.947 (     28595897.08 /     28596973.00 );     28596973.00                      0.263        0.263
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR                    2.678    36   12 SYNC_INT
10.947           2.000           2.678         0      0  INIT_PERCAP          2.140  ORIG_GROSSRATE       4.947 AMORT
NONE FOR          36 DAYCOUNT 30360                GROUP 1       TEASER INIT_RESETPER 36
M        3     "1 : LIBOR_1YR MTR: 01 to 36 (IO 36 ) 180 Term"                          WL    00    WAC
5.125 (       147000.00 /       147000.00 );       147000.00                      0.250        0.250
179:1     179:1       180 NO_CHECK ARM LIBOR_1YR                    2.750    36   12 SYNC_INT
11.125           2.000           2.750         0      0                              ORIG_GROSSRATE       5.125 AMORT
NONE FOR          36 DAYCOUNT 30360                GROUP 1       TEASER INIT_RESETPER 36
M        4     "1 : LIBOR_1YR MTR: 37 to 60 (IO 36 )"                                   WL    00    WAC
5.000 (       128000.00 /       128000.00 );       128000.00                      0.250        0.250
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR                    2.750    60   12 SYNC_INT
11.000           2.000           2.750         0      0                              ORIG_GROSSRATE       5.000 AMORT
NONE FOR          36 DAYCOUNT 30360                GROUP 1       TEASER INIT_RESETPER 60
M        5     "1 : LIBOR_6MO MTR: 01 to 36"                                            WL    00    WAC
4.785 (     19892013.34 /     19977376.00 );     19977376.00                      0.375        0.375
356:4     356:4       360 NO_CHECK ARM LIBOR_6MO                    2.303    33    6 SYNC_INT
10.785           1.000           2.303         0      0  INIT_PERCAP          3.014  ORIG_GROSSRATE
4.785                            DAYCOUNT 30360                GROUP 1       TEASER INIT_RESETPER 36
M        6     "1 : LIBOR_6MO MTR: 01 to 36 (IO 36 )"                                   WL    00    WAC
5.207 (      1055470.00 /      1055470.00 );      1055470.00                      0.375        0.375
359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    2.378    36    6 SYNC_INT
11.207           1.000           2.378         0      0  INIT_PERCAP          2.782  ORIG_GROSSRATE       5.207 AMORT
NONE FOR          36 DAYCOUNT 30360                GROUP 1       TEASER INIT_RESETPER 36
M        7     "1 : LIBOR_6MO MTR: 01 to 36 (IO 36 ) (Step up)"                         WL    00    WAC
5.087 (      6223953.70 /      6223958.00 );      6223958.00                      (#SRF025_0375); 0.00
359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    2.730    36    6 SYNC_INT
11.087           1.000           2.730         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE       5.087 AMORT
NONE FOR          36 DAYCOUNT 30360                GROUP 1       TEASER INIT_RESETPER 36
M        8     "1 : LIBOR_6MO MTR: 01 to 36 (Step up)"                                  WL    00    WAC
5.066 (      2326434.00 /      2329200.00 );      2329200.00                      (#SRF025_0375); 0.00
359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    2.750    36    6 SYNC_INT
11.066           1.000           2.750         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE
5.066                            DAYCOUNT 30360                GROUP 1       TEASER INIT_RESETPER 36
M        9     "2 : LIBOR_1YR MTR: 37 to 60"                                            WL    00    WAC
5.289 (     18220901.29 /     18227037.00 );     18227037.00                      0.303        0.303
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR                    2.526    60   12 SYNC_INT
10.289           2.000           2.526         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE
5.289                            DAYCOUNT 30360                GROUP 2       TEASER INIT_RESETPER 60
M        10    "2 : LIBOR_1YR MTR: 37 to 60 (IO 120 )"                                  WL    00    WAC
5.500 (       152000.00 /       152000.00 );       152000.00                      0.375        0.375
357:3     357:3       360 NO_CHECK ARM LIBOR_1YR                    2.250    58   12 SYNC_INT
10.500           2.000           2.250         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE       5.500 AMORT
NONE FOR         120 DAYCOUNT 30360                GROUP 2       TEASER INIT_RESETPER 60
M        11    "2 : LIBOR_1YR MTR: 37 to 60 (IO 60 )"                                   WL    00    WAC
5.292 (     55738257.94 /     55749405.00 );     55749405.00                      0.289        0.289
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR                    2.504    59   12 SYNC_INT
10.292           2.000           2.504         0      0  INIT_PERCAP          5.002  ORIG_GROSSRATE       5.292 AMORT
NONE FOR          60 DAYCOUNT 30360                GROUP 2       TEASER INIT_RESETPER 60
M        12    "2 : LIBOR_6MO MTR: 37 to 60"                                            WL    00    WAC
5.375 (      3075772.45 /      3084441.00 );      3084441.00                      0.389        0.389
357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    2.250    58    6 SYNC_INT
10.976           1.695           2.250         0      0  INIT_PERCAP          5.602  ORIG_GROSSRATE
5.375                            DAYCOUNT 30360                GROUP 2       TEASER INIT_RESETPER 60
M        13    "2 : LIBOR_6MO MTR: 37 to 60 (IO 120 )"                                  WL    00    WAC
5.426 (      9729200.94 /      9740561.00 );      9740561.00                      0.375        0.375
358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    2.250    59    6 SYNC_INT
11.010           1.584           2.250         0      0  INIT_PERCAP          5.584  ORIG_GROSSRATE       5.426 AMORT
NONE FOR         120 DAYCOUNT 30360                GROUP 2       TEASER INIT_RESETPER 60
M        14    "2 : LIBOR_6MO MTR: 37 to 60 (IO 60 )"                                   WL    00    WAC
5.672 (      3002171.25 /      3002500.00 );      3002500.00                      0.271        0.271
358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    2.717    59    6 SYNC_INT
11.503           1.000           2.717         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE       5.672 AMORT
NONE FOR          60 DAYCOUNT 30360                GROUP 2       TEASER INIT_RESETPER 60
M        15    "2 : LIBOR_6MO MTR: 37 to 60 (IO 60 ) (Step up)"                         WL    00    WAC
5.483 (      4157637.80 /      4157800.00 );      4157800.00                      (#SRF025_0375); 0.00
359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    2.553    60    6 SYNC_INT
10.483           1.000           2.553         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE       5.483 AMORT
NONE FOR          60 DAYCOUNT 30360                GROUP 2       TEASER INIT_RESETPER 60
M        16    "2 : LIBOR_6MO MTR: 37 to 60 (Step up)"                                  WL    00    WAC
5.536 (      3046421.68 /      3049850.00 );      3049850.00                      (#SRF025_0375); 0.00
359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    2.720    60    6 SYNC_INT
10.536           1.000           2.720         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE
5.536                            DAYCOUNT 30360                GROUP 2       TEASER INIT_RESETPER 60
M        17    "3 : CMT_1YR MTR: 01 to 36"                                              WL    00    WAC
4.750 (       390015.48 /       392000.00 );       392000.00                      0.375        0.375
355:5     355:5       360 NO_CHECK ARM CMT_1YR                      2.750    32   12 SYNC_INT
10.750           2.000           2.750         0      0                              ORIG_GROSSRATE
4.750                            DAYCOUNT 30360                GROUP 3       TEASER INIT_RESETPER 36
M        18    "3 : LIBOR_1YR MTR: 01 to 36"                                            WL    00    WAC
5.023 (      5214028.98 /      5216679.00 );      5216679.00                      0.330        0.330
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR                    2.339    36   12 SYNC_INT
11.023           2.000           2.339         0      0  INIT_PERCAP          2.625  ORIG_GROSSRATE
5.023                            DAYCOUNT 30360                GROUP 3       TEASER INIT_RESETPER 36
M        19    "3 : LIBOR_1YR MTR: 01 to 36 (IO 36 )"                                   WL    00    WAC
4.929 (     20490200.00 /     20490200.00 );     20490200.00                      0.296        0.296
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR                    2.516    35   12 SYNC_INT
10.929           2.000           2.516         0      0  INIT_PERCAP          2.334  ORIG_GROSSRATE       4.929 AMORT
NONE FOR          36 DAYCOUNT 30360                GROUP 3       TEASER INIT_RESETPER 36
M        20    "3 : LIBOR_6MO MTR: 01 to 36"                                            WL    00    WAC
5.042 (       835077.32 /       836075.00 );       836075.00                      0.302        0.302
358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    2.542    35    6 SYNC_INT
11.042           1.000           2.542         0      0  INIT_PERCAP          4.168  ORIG_GROSSRATE
5.042                            DAYCOUNT 30360                GROUP 3       TEASER INIT_RESETPER 36
M        21    "3 : LIBOR_6MO MTR: 01 to 36 (IO 120 )"                                  WL    00    WAC
4.875 (       350000.00 /       350000.00 );       350000.00                      0.375        0.375
358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    1.875    35    6 SYNC_INT
9.875           2.000           1.875         0      0  INIT_PERCAP          4.000  ORIG_GROSSRATE       4.875 AMORT
NONE FOR         120 DAYCOUNT 30360                GROUP 3       TEASER INIT_RESETPER 36
M        22    "3 : LIBOR_6MO MTR: 01 to 36 (IO 36 )"                                   WL    00    WAC
5.109 (      1274500.00 /      1274500.00 );      1274500.00                      0.286        0.286
359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    2.607    36    6 SYNC_INT
11.109           1.000           2.607         0      0  INIT_PERCAP          4.429  ORIG_GROSSRATE       5.109 AMORT
NONE FOR          36 DAYCOUNT 30360                GROUP 3       TEASER INIT_RESETPER 36
M        23    "3 : LIBOR_6MO MTR: 01 to 36 (IO 36 ) (Step up)"                         WL    00    WAC
5.051 (      4500000.00 /      4500000.00 );      4500000.00                      (#SRF025_0375); 0.00
359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    2.706    36    6 SYNC_INT
11.051           1.000           2.706         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE       5.051 AMORT
NONE FOR          36 DAYCOUNT 30360                GROUP 3       TEASER INIT_RESETPER 36
M        24    "3 : LIBOR_6MO MTR: 01 to 36 (Step up)"                                  WL    00    WAC
5.125 (       333700.00 /       333700.00 );       333700.00                      (#SRF025_0375); 0.00
360:0     360:0       360 NO_CHECK ARM LIBOR_6MO                    2.750    37    6 SYNC_INT
11.125           1.000           2.750         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE
5.125                            DAYCOUNT 30360                GROUP 3       TEASER INIT_RESETPER 36
M        25    "4 : CMT_1YR MTR: 37 to 60 (IO 60 )"                                     WL    00    WAC
4.732 (      6465900.00 /      6465900.00 );      6465900.00                      0.375        0.375
355:5     355:5       360 NO_CHECK ARM CMT_1YR                      2.750    56   12 SYNC_INT
9.732           2.000           2.750         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE       4.732 AMORT
NONE FOR          60 DAYCOUNT 30360                GROUP 4       TEASER INIT_RESETPER 60
M        26    "4 : LIBOR_1YR MTR: 37 to 60"                                            WL    00    WAC
5.274 (     18261881.19 /     18295218.00 );     18295218.00                      0.328        0.328
358:2     358:2       360 NO_CHECK ARM LIBOR_1YR                    2.307    59   12 SYNC_INT
10.274           2.000           2.307         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE
5.274                            DAYCOUNT 30360                GROUP 4       TEASER INIT_RESETPER 60
M        27    "4 : LIBOR_1YR MTR: 37 to 60 (IO 60 )"                                   WL    00    WAC
5.312 (     74394254.08 /     74394510.00 );     74394510.00                      0.352        0.352
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR                    2.312    60   12 SYNC_INT
10.318           2.000           2.312         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE       5.312 AMORT
NONE FOR          60 DAYCOUNT 30360                GROUP 4       TEASER INIT_RESETPER 60
M        28    "4 : LIBOR_6MO MTR: 37 to 60"                                            WL    00    WAC
5.577 (      1142792.06 /      1143550.00 );      1143550.00                      0.336        0.336
359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    2.406    60    6 SYNC_INT
10.888           1.000           2.406         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE
5.577                            DAYCOUNT 30360                GROUP 4       TEASER INIT_RESETPER 60
M        29    "4 : LIBOR_6MO MTR: 37 to 60 (IO 120 )"                                  WL    00    WAC
5.234 (      3920908.85 /      3922900.00 );      3922900.00                      0.375        0.375
358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    2.250    59    6 SYNC_INT
10.318           1.084           2.250         0      0  INIT_PERCAP          5.084  ORIG_GROSSRATE       5.234 AMORT
NONE FOR         120 DAYCOUNT 30360                GROUP 4       TEASER INIT_RESETPER 60
M        30    "4 : LIBOR_6MO MTR: 37 to 60 (IO 60 )"                                   WL    00    WAC
5.450 (      5229228.57 /      5229500.00 );      5229500.00                      0.295        0.295
357:3     357:3       360 NO_CHECK ARM LIBOR_6MO                    2.723    58    6 SYNC_INT
11.092           1.000           2.723         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE       5.450 AMORT
NONE FOR          60 DAYCOUNT 30360                GROUP 4       TEASER INIT_RESETPER 60
M        31    "4 : LIBOR_6MO MTR: 37 to 60 (IO 60 ) (Step up)"                         WL    00    WAC
5.474 (      3212778.08 /      3212800.00 );      3212800.00                      (#SRF025_0375); 0.00
359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    2.750    60    6 SYNC_INT
10.474           1.000           2.750         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE       5.474 AMORT
NONE FOR          60 DAYCOUNT 30360                GROUP 4       TEASER INIT_RESETPER 60
M        32    "5 : LIBOR_1YR MTR: 61 to 84"                                            WL    00    WAC
5.595 (      6042570.00 /      6042570.00 );      6042570.00                      0.257        0.257
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR                    2.724    84   12 SYNC_INT
10.595           2.000           2.724         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE
5.595                            DAYCOUNT 30360                GROUP 5       TEASER INIT_RESETPER 84
M        33    "5 : LIBOR_1YR MTR: 61 to 84 (IO 84 )"                                   WL    00    WAC
5.562 (     12386663.00 /     12386663.00 );     12386663.00                      0.263        0.263
359:1     359:1       360 NO_CHECK ARM LIBOR_1YR                    2.686    84   12 SYNC_INT
10.562           2.000           2.686         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE       5.562 AMORT
NONE FOR          84 DAYCOUNT 30360                GROUP 5       TEASER INIT_RESETPER 84
M        34    "5 : LIBOR_6MO MTR: 61 to 84"                                            WL    00    WAC
5.500 (       500000.00 /       500000.00 );       500000.00                      0.375        0.375
359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    2.250    84    6 SYNC_INT
11.500           2.000           2.250         0      0  INIT_PERCAP          6.000  ORIG_GROSSRATE
5.500                            DAYCOUNT 30360                GROUP 5       TEASER INIT_RESETPER 84
M        35    "5 : LIBOR_6MO MTR: 61 to 84 (IO 84 ) (Step up)"                         WL    00    WAC
5.750 (       492000.00 /       492000.00 );       492000.00                      (#SRF025_0375); 0.00
359:1     359:1       360 NO_CHECK ARM LIBOR_6MO                    2.453    84    6 SYNC_INT
10.750           1.000           2.453         0      0  INIT_PERCAP          5.000  ORIG_GROSSRATE       5.750 AMORT
NONE FOR          84 DAYCOUNT 30360                GROUP 5       TEASER INIT_RESETPER 84
M        36    "6 : LIBOR_1MO : LIBOR_1MO MTR: 01 to 36 (IO 120 ) (No InitCa"           WL    00    WAC
3.734 (     13646131.21 /     13647800.00 );     13647800.00                      0.375        0.375
358:2     358:2       360 NO_CHECK ARM LIBOR_1MO                    2.109     2    1 SYNC_INT
12.000           8.259           2.109         0      0                              ORIG_GROSSRATE       3.734 AMORT
NONE FOR         120 DAYCOUNT 30360                GROUP 6       TEASER INIT_RESETPER 3
M        37    "6 : LIBOR_6MO MTR: 01 to 36"                                            WL    00    WAC
3.956 (      2898969.80 /      2907350.00 );      2907350.00                      0.368        0.368
358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    2.236     5    6 SYNC_INT
15.462           4.593           2.236         0      0  INIT_PERCAP          4.883  ORIG_GROSSRATE
3.956                            DAYCOUNT 30360                GROUP 6       TEASER INIT_RESETPER 6
M        38    "6 : LIBOR_6MO MTR: 01 to 36 (IO 120 )"                                  WL    00    WAC
3.442 (     19885044.02 /     19921720.00 );     19921720.00                      0.375        0.375
358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    1.821     5    6 SYNC_INT
11.877           4.285           1.821         0      0  INIT_PERCAP          4.422  ORIG_GROSSRATE       3.442 AMORT
NONE FOR         120 DAYCOUNT 30360                GROUP 6       TEASER INIT_RESETPER 6
M        39    "6 : LIBOR_6MO MTR: 01 to 36 (IO 120 ) (No InitCap)(No PerCap"           WL    00    WAC
4.131 (     18143829.80 /     18146000.00 );     18146000.00                      0.375        0.375
358:2     358:2       360 NO_CHECK ARM LIBOR_6MO                    2.133     5    6 SYNC_INT
11.974           7.843           2.133         0      0                              ORIG_GROSSRATE       4.131 AMORT
NONE FOR         120 DAYCOUNT 30360                GROUP 6       TEASER INIT_RESETPER 6
M        40    "6 : LIBOR_6MO MTR: 01 to 36 (IO 60 )"                                   WL    00    WAC
5.032 (      2708201.85 /      2716700.00 );      2716700.00                      0.375        0.375
355:5     355:5       360 NO_CHECK ARM LIBOR_6MO                    2.000     4    6 SYNC_INT
11.000           1.000           2.000         0      0                              ORIG_GROSSRATE       5.032 AMORT
NONE FOR          60 DAYCOUNT 30360                GROUP 6       TEASER INIT_RESETPER 8

[UBS INVESTMENT BANK LOGO]


                                     $385MM
                                  (Approximate)
                  MASTR Adjustable Rate Mortgages Trust 2004-15
                                    (Issuer)

                                  MARM 2004-15

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)
                         UBS Real Estate Securities Inc.
                                  (Transferor)
                             Wells Fargo Bank, N.A.
                                (Master Servicer)
               Mortgage Pass-Through Certificates, Series 2004-15


               Initial Certificate
                         Principal                                                                                      Expected
                        Balance or                                                                                Initial Rating
                          Notional   Initial Pass-                           Initial W.A.              W.A            of Offered
Class                 Amount(1)(2)    Through Rate       Principal Types  Months to Reset           Margin      Certificates (3)
------------          ------------    ------------       ---------------  ---------------           ------      ----------------
Offered
Certificates
 Class 1-A-1       $ [ 60,000,000]    [4.622] %(4)  Senior, Pass-Through               34        [2.223] %                   AAA
 Class 2-A-1       $ [ 87,000,000]    [5.035] %(5)  Senior, Pass-Through               58        [2.161] %                   AAA
 Class 3-A-1       $ [ 30,000,000]    [4.673] %(6)  Senior, Pass-Through               34        [2.166] %                   AAA
 Class 4-A-1       $ [100,000,000]    [4.939] %(7)  Senior, Pass-Through               58        [2.012] %                   AAA
 Class 5-A-1       $ [ 18,000,000]    [5.312] %(8)  Senior, Pass-Through               83        [2.407] %                   AAA
 Class 6-A-1       $ [ 51,000,000]  1ML + [ ] %(9)  Senior, Pass-Through                3        [1.642] %                   AAA
 Class 6-A-X        $[ 51,000,000]         N/A(10)              Notional                3        [1.642] %                   AAA
   Class A-R                   $50    [4.622] %(4)      Senior, Residual              N/A              N/A                   AAA
 Class A-L-R                   $50    [4.622] %(4)      Senior, Residual              N/A              N/A                   AAA
   Class B-1                $[TBD]     [TBD] %(11)           Subordinate              TBD          [TBD] %                    AA
   Class B-2                $[TBD]     [TBD] %(11)           Subordinate              TBD          [TBD] %                     A
   Class B-3                $[TBD]     [TBD] %(11)           Subordinate              TBD          [TBD] %                   BBB

 Non-Offered
Certificates
   Class B-4                $[TBD]     [TBD] %(11)           Subordinate              TBD          [TBD] %                    BB
   Class B-5                $[TBD]     [TBD] %(11)           Subordinate              TBD          [TBD] %                     B
   Class B-6                $[TBD]     [TBD] %(11)           Subordinate              TBD          [TBD] %                    NR


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

      (1) Approximate, subject to adjustment as described in the prospectus supplement.

      (2)   Assumes variance of +/- 5%.

      (3) Ratings on the senior bonds are expected from two of the following three rating agencies: Fitch, Moody's and S&P. Ratings on the subordinate bonds are expected from one of the three above rating agencies.

      (4) The pass-through rate for the Class 1-A-1, Class A-R and Class A-L-R certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

      (5) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

      (6) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

      (7) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

      (8) The pass-through rate for the Class 5-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

      (9) The pass-through rate for the Class 6-A-1 certificates for each distribution date will equal LIBOR plus []%, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the six loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date). In addition, the holders of the Class 6-A-1 will also be entitled to receive basis risk payments from certain amounts, if any, distributable on the Class 6-A-X certificates.

      (10) The pass-through rate for the Class 6-A-X for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the six loan group, weighted on the basis of the outstanding principal balances of the loans in the six loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date) minus the Class 6-A-1 pass-trough rate for that distribution date.

      (11) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

SUMMARY

Relevant Parties

        Issuer................... MASTR Adjustable Rate Mortgages Trust 2004-15.

        Depositor................ Mortgage Asset Securitization Transactions,
                                  Inc., a Delaware corporation. The depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The Depositor" in the prospectus.

        Master Servicer and
        Trust Administrator...... Wells Fargo Bank, National Association. Wells
                                  Fargo Bank, National Association maintains an office at 9062 Old Annapolis Road, Columbia, Maryland 21045. See "The Master Servicer and the Servicers--The Master Servicer" in the prospectus supplement.

        Transferor............... UBS Real Estate Securities Inc. The
                                  transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

        Trustee.................. TBD

Relevant Dates

        Cut-Off Date............. November 1, 2004.

        Closing Date............. On or about November 29, 2004.

        Investor Settle Date..... On or about November 30, 2004.

        Distribution Date........ The 25th day of each month or, if that day is not a business day, the next business day, beginning in December 2004.

        Interest Accrual Period.. For each class of certificates (other than the
                                  Class 6-A-1 certificates), the calendar month immediately prior to the month in which the relevant distribution date occurs. For the Class 6-A-1 certificates, the period from and including the 25th day (in the case of the first distribution date, the 29th day) of the month preceding the month in which the relevant distribution date occurs to and including the 24th day of the month in which such distribution date occurs.

Optional Termination............. The master servicer may, at its option, purchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Credit Enhancement............... Credit enhancements may reduce the harm caused to holders of certificates by shortfalls in payments collected on the loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.


                                  Subordination. The group 1, group 2, group 3, group 4, group 5 and group 6 senior certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3,group 4, group 5 and group 6 mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date................ [December] 25, 2034

Collateral....................... The Trust's main source of funds for making distributions on the certificates will be collections on six pools of closed-end, adjustable- rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status....................... Elections will be made to treat the assets of the trust as three separate real estate
                                  mortgage investment conduits or REMICs
                                  designated as the Upper-Tier REMIC, the
                                  Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A- R and Class A-LR certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates will be treated as the residual interests in each of the Upper-Tier REMIC and the Middle-Tier REMIC. The Class A-LR certificates will be treated as the residual interests in the Lower-Tier REMIC.

ERISA Considerations............. If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

MARM 04-15 COLLATERAL

Pool                            1               2               3                4               5               6           Total:
Total Balance          65,375,832      97,122,363      33,387,522      112,627,743      19,421,233      57,282,177      385,216,870
Avg Balance               185,727         188,222         451,183          523,850         231,205         290,772          267,884
WA Gross Rate               4.921           5.336           4.969            5.284           5.575           3.831            5.007
WA Net Rate                 4.622           5.035           4.673            4.939           5.312           3.456            4.685
WA Roll                        34              58              35               58              83               3               45
WA Gross Margin             2.566           2.489           2.517            2.367            2.68           2.018            2.408
WA First Rate Cap           2.837               5           2.905            5.003           5.026           4.111            4.362
WA Periodic Rate
Cap                         1.549           1.844           1.792            1.883           1.975           3.971            1.957
WA Max Rate                10.921          10.439          10.959           10.323          10.601          12.077           10.784
WA FICO                       719             727             719              725             732             726              724
WA Orig LTV                 75.82           76.22           76.66            73.51            74.1           76.43            75.32
CA %                        20.45           21.22           35.98            49.79           21.31           21.75             30.8
Prepay %                    28.45            6.85            5.37             3.48            2.57           25.03            11.89
Full Doc %                  36.53           53.59           47.02            41.45           65.81           48.85            46.49
IO %                         55.3           74.94           79.71            82.77           66.31           94.94            76.85
WA Rem Term                   358             358             359              358             359             358              358

*NOTE: This collateral is preliminary and may change prior to deal close.

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.
No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Current Balance                    Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
$0.00 - $49,999.99                     5      $229,404       0.06       0.07       0.09       0.00       0.00       0.25       0.08
$50,000.00 - $99,999.99              100     8,381,303       2.18       4.43       3.95       0.00       0.00       5.65       0.96
$100,000.00 - $149,999.99            280    35,036,115       9.10      17.98      15.98       0.00       0.00       8.49      10.66
$150,000.00 - $199,999.99            228    39,678,441      10.30      20.01      21.14       0.00       0.00       8.23       7.79
$200,000.00 - $249,999.99            242    53,470,937      13.88      26.80      27.81       0.00       0.00      16.83       9.91
$250,000.00 - $299,999.99            165    44,860,194      11.65      19.54      22.09       3.26       1.76      10.98       9.48
$300,000.00 - $333,699.99             82    25,897,661       6.72       9.14       5.84       6.63       3.68      21.10       6.64
$333,700.00 - $349,999.99             33    11,228,440       2.91       0.51       1.37      11.19       3.66       3.45       1.80
$350,000.00 - $399,999.99             70    26,058,507       6.76       0.00       0.74      21.39      12.46       3.82       5.98
$400,000.00 - $599,999.99            156    75,265,024      19.54       1.53       0.98      35.70      40.26      21.20      20.82
$600,000.00 - $799,999.99             49    33,499,833       8.70       0.00       0.00       9.88      20.78       0.00      11.86
$800,000.00 - $999,999.99             15    13,553,895       3.52       0.00       0.00       2.41       6.46       0.00       9.57
$1,000,000.00 - $1,199,999.99          5     5,530,867       1.44       0.00       0.00       0.00       3.92       0.00       1.95
$1,200,000.00 - $1,399,999.99          3     3,908,750       1.01       0.00       0.00       0.00       3.47       0.00       0.00
$1,400,000.00 - $1,599,999.99          2     2,930,000       0.76       0.00       0.00       4.49       0.00       0.00       2.50
$1,600,000.00 - $1,799,999.99          1     1,687,500       0.44       0.00       0.00       5.05       0.00       0.00       0.00
$2,000,000.00 - $2,199,999.99          2     4,000,000       1.04       0.00       0.00       0.00       3.55       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $40,000.00
Maximum: $2,000,000.00
Average: $267,883.78
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Current Gross Rate                 Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
<= 2.000%                              1    $1,115,000       0.29       0.00       0.00       0.00       0.00       0.00       1.95
2.251% - 2.500%                        3     1,482,000       0.38       0.00       0.00       0.00       0.00       0.00       2.59
2.501% - 2.750%                        1       330,000       0.09       0.00       0.00       0.00       0.00       0.00       0.58
2.751% - 3.000%                        4     1,841,700       0.48       0.00       0.00       0.00       0.00       0.00       3.22
3.001% - 3.250%                        9     4,603,305       1.19       0.00       0.00       0.00       0.00       0.00       8.04
3.251% - 3.500%                       18     6,497,789       1.69       0.00       0.00       0.00       0.00       0.00      11.34
3.501% - 3.750%                       29    12,259,419       3.18       0.00       0.00       0.00       0.58       0.00      20.27
3.751% - 4.000%                       56    12,885,706       3.35       0.00       0.00       2.00       0.00       0.00      21.33
4.001% - 4.250%                       69    16,661,151       4.33       2.87       0.24       1.88       1.45       0.00      21.46
4.251% - 4.500%                       49    11,636,299       3.02      10.73       1.32       3.37       1.96       0.00       0.00
4.501% - 4.750%                      115    29,468,842       7.65      18.53       4.28      20.34       5.06       0.00       1.23
4.751% - 5.000%                      215    53,281,885      13.83      32.35      12.96      28.05       7.54       1.97       2.27
5.001% - 5.250%                      364    94,003,925      24.40      34.11      23.50      38.97      29.11      11.64       1.45
5.251% - 5.500%                      295    86,856,381      22.55       1.06      34.39       5.39      37.51      36.11       2.98
5.501% - 5.750%                      191    46,876,484      12.17       0.00      22.48       0.00      16.27      34.59       0.00
5.751% - 6.000%                       15     4,081,804       1.06       0.00       0.62       0.00       0.52      14.93       0.00
6.001% - 6.250%                        3     1,104,780       0.29       0.00       0.21       0.00       0.00       0.76       1.31
6.251% - 6.500%                        1       230,400       0.06       0.35       0.00       0.00       0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.375%
Weighted Average: 5.007%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Net Rate                           Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
<= 2.000%                              1    $1,115,000       0.29       0.00       0.00       0.00       0.00       0.00       1.95
2.001% - 2.250%                        3     1,482,000       0.38       0.00       0.00       0.00       0.00       0.00       2.59
2.251% - 2.500%                        2     1,050,000       0.27       0.00       0.00       0.00       0.00       0.00       1.83
2.501% - 2.750%                       10     4,535,205       1.18       0.00       0.00       0.00       0.00       0.00       7.92
2.751% - 3.000%                        7     3,280,395       0.85       0.00       0.00       0.00       0.00       0.00       5.73
3.001% - 3.250%                       32    13,913,362       3.61       0.00       0.00       0.00       0.58       0.00      23.15
3.251% - 3.500%                       47    11,071,357       2.87       0.00       0.00       0.00       0.00       0.00      19.33
3.501% - 3.750%                       37     8,697,100       2.26       0.00       0.00       2.00       0.46       0.00      13.12
3.751% - 4.000%                       70    17,308,466       4.49       8.31       0.24       1.88       2.07       0.00      15.15
4.001% - 4.250%                       42     8,966,848       2.33       7.49       1.62       3.37       0.88       0.00       0.67
4.251% - 4.500%                      138    40,353,799      10.48      19.57       6.53      31.97       8.63       0.00       1.43
4.501% - 4.750%                      237    57,102,092      14.82      32.22      14.66      17.61      12.84       1.97       1.87
4.751% - 5.000%                      380   105,514,235      27.39      31.60      25.14      43.16      38.23      11.64       1.25
5.001% - 5.250%                      251    70,095,885      18.20       0.46      31.22       0.00      27.11      38.02       2.72
5.251% - 5.500%                      167    36,961,225       9.59       0.00      20.38       0.00       9.20      35.08       0.00
5.501% - 5.750%                       10     2,434,720       0.63       0.00       0.00       0.00       0.00      12.54       0.00
5.751% - 6.000%                        4     1,335,180       0.35       0.35       0.21       0.00       0.00       0.76       1.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.625%
Maximum: 6.000%
Weighted Average: 4.685%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Index                              Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
1 MONTH LIBOR                         44   $13,646,131       3.54       0.00       0.00       0.00       0.00       0.00      23.82
1 Year CMT                            11     6,855,915       1.78       0.00       0.00       1.17       5.74       0.00       0.00
1 Year Libor                         890   246,778,718      64.06      54.88      76.31      76.99      82.27      94.89       0.00
6 Month Libor                        493   117,936,106      30.62      45.12      23.69      21.84      11.99       5.11      76.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Months to Roll                     Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
1                                     56   $16,476,670       4.28       0.00       0.00       0.00       0.00       0.00      28.76
2                                      2       624,795       0.16       0.00       0.00       0.00       0.00       0.00       1.09
3                                      7     4,302,432       1.12       0.00       0.00       0.00       0.00       0.00       7.51
4                                     77    17,615,445       4.57       0.00       0.00       0.00       0.00       0.00      30.75
5                                     41    14,062,570       3.65       0.00       0.00       0.00       0.00       0.00      24.55
6                                     14     4,200,265       1.09       0.00       0.00       0.00       0.00       0.00       7.33
31                                    37     9,025,158       2.34       9.52       0.00       8.39       0.00       0.00       0.00
32                                    73    13,665,532       3.55      20.90       0.00       0.00       0.00       0.00       0.00
33                                    11     2,357,273       0.61       3.13       0.00       0.94       0.00       0.00       0.00
34                                    16     4,903,457       1.27       2.02       0.00      10.73       0.00       0.00       0.00
35                                   278    65,275,934      16.95      62.76       0.00      72.62       0.00       0.00       0.00
36                                    10     3,408,000       0.88       1.47       0.00       7.32       0.00       0.00       0.00
43                                     1       287,509       0.07       0.00       0.30       0.00       0.00       0.00       0.00
47                                     1       119,250       0.03       0.00       0.12       0.00       0.00       0.00       0.00
51                                     1       785,000       0.20       0.00       0.00       0.00       0.70       0.00       0.00
52                                     2     1,372,674       0.36       0.00       0.00       0.00       1.22       0.00       0.00
53                                     7     1,431,285       0.37       0.00       1.00       0.00       0.41       0.00       0.00
54                                    11     4,148,419       1.08       0.00       1.33       0.00       2.53       0.00       0.00
55                                    46    14,815,378       3.85       0.00       6.69       0.00       7.38       0.00       0.00
56                                     5     1,550,768       0.40       0.00       0.83       0.00       0.66       0.00       0.00
57                                    12     5,111,919       1.33       0.00       1.70       0.00       3.08       0.00       0.00
58                                   124    32,399,678       8.41       0.00      16.51       0.00      14.53       0.00       0.00
59                                   513   145,412,877      37.75       0.20      70.41       0.00      68.28       0.00       0.00
60                                     9     2,443,350       0.63       0.00       1.11       0.00       1.21       0.00       0.00
80                                     1       125,600       0.03       0.00       0.00       0.00       0.00       0.65       0.00
82                                     2       919,200       0.24       0.00       0.00       0.00       0.00       4.73       0.00
83                                    79    17,912,033       4.65       0.00       0.00       0.00       0.00      92.23       0.00
84                                     2       464,400       0.12       0.00       0.00       0.00       0.00       2.39       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 84
Weighted Average: 45
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Gross Margin                       Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
<= 2.000%                            119   $36,472,717       9.47       5.68       0.14       2.47       0.29       1.91      54.28
2.001% - 2.250%                      605   189,083,381      49.08      18.40      52.08      42.36      76.95      10.59      41.21
2.251% - 2.500%                       22     3,866,597       1.00       5.68       0.00       0.00       0.00       0.00       0.26
2.501% - 2.750%                      669   150,047,188      38.95      66.72      47.57      55.17      21.94      87.51       0.19
2.751% - 3.000%                       15     2,128,064       0.55       2.61       0.00       0.00       0.00       0.00       0.73
3.001% - 3.250%                        5     1,711,423       0.44       0.89       0.21       0.00       0.82       0.00       0.00
3.251% - 3.500%                        1       297,500       0.08       0.00       0.00       0.00       0.00       0.00       0.52
3.751% - 4.000%                        1       860,000       0.22       0.00       0.00       0.00       0.00       0.00       1.50
4.501% - 4.750%                        1       750,000       0.19       0.00       0.00       0.00       0.00       0.00       1.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 4.750%
Weighted Average: 2.408%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
First Rate Cap                     Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
0.000%                               131   $31,789,961       8.25       0.00       0.00       0.00       0.00       0.00      55.50
1.000%                                31     9,911,628       2.57       0.00       0.00       0.00       0.00       0.00      17.30
2.000%                               235    57,662,785      14.97      52.15       0.00      70.59       0.00       0.00       0.00
3.000%                               112    21,288,833       5.53      31.48       0.00       2.13       0.00       0.00       0.00
4.000%                                 1       350,000       0.09       0.00       0.00       1.05       0.00       0.00       0.00
5.000%                               826   235,427,943      61.12      13.29      91.93      18.66      99.71      97.43       0.00
5.375%                                 1       305,500       0.08       0.00       0.31       0.00       0.00       0.00       0.00
5.750%                                 1       750,000       0.19       0.00       0.00       0.00       0.00       0.00       1.31
6.000%                                99    27,466,720       7.13       3.08       7.75       7.57       0.29       2.57      25.43
12.000%                                1       263,500       0.07       0.00       0.00       0.00       0.00       0.00       0.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 12.000%
Weighted Average: 4.362%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Periodic Rate Cap                  Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
0.000%                               131   $31,789,961       8.25       0.00       0.00       0.00       0.00       0.00      55.50
1.000%                               322    75,646,333      19.64      45.12      15.64      20.80      11.70       2.53      18.06
2.000%                               952   262,631,954      68.18      54.88      84.36      79.20      88.30      97.47       0.00
6.000%                                33    15,148,623       3.93       0.00       0.00       0.00       0.00       0.00      26.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 6.000%
Weighted Average: 1.957%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Maximum Rate                       Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
8.501% - 8.750%                        1      $650,000       0.17       0.00       0.00       0.00       0.58       0.00       0.00
8.751% - 9.000%                        3       946,000       0.25       0.00       0.00       0.00       0.00       0.00       1.65
9.001% - 9.250%                        3     1,630,404       0.42       0.00       0.00       0.00       1.45       0.00       0.00
9.251% - 9.500%                       15     6,445,439       1.67       0.00       1.32       0.00       1.96       0.00       5.15
9.501% - 9.750%                       33    10,738,108       2.79       0.00       4.28       0.00       5.06       0.00       1.54
9.751% - 10.000%                      79    22,079,920       5.73       0.00      12.31       3.05       7.54       1.97       0.39
10.001% - 10.250%                    204    58,806,967      15.27       2.87      22.32       1.88      28.74      11.64       0.00
10.251% - 10.500%                    294    84,695,233      21.99      10.73      31.07       3.37      35.39      33.54       0.00
10.501% - 10.750%                    243    59,562,399      15.46      18.53      17.79      20.34      14.79      34.59       0.00
10.751% - 11.000%                    163    37,582,661       9.76      32.35       1.26      27.00       0.52      14.93       4.73
11.001% - 11.250%                    169    37,460,604       9.72      34.11       1.63      38.97       0.37       0.76       0.00
11.251% - 11.500%                     33     8,596,165       2.23       1.06       3.32       5.39       2.12       2.57       0.00
11.501% - 11.750%                     28     6,220,589       1.61       0.00       4.70       0.00       1.47       0.00       0.00
11.751% - 12.000%                    153    44,292,276      11.50       0.00       0.00       0.00       0.00       0.00      77.32
12.251% - 12.500%                      1       230,400       0.06       0.35       0.00       0.00       0.00       0.00       0.00
14.251% - 14.500%                      1       437,000       0.11       0.00       0.00       0.00       0.00       0.00       0.76
14.501% - 14.750%                      1       330,000       0.09       0.00       0.00       0.00       0.00       0.00       0.58
14.751% - 15.000%                      1       333,700       0.09       0.00       0.00       0.00       0.00       0.00       0.58
15.001% - 15.250%                      3     1,375,505       0.36       0.00       0.00       0.00       0.00       0.00       2.40
15.251% - 15.500%                      1       141,500       0.04       0.00       0.00       0.00       0.00       0.00       0.25
15.501% - 15.750%                      4       806,000       0.21       0.00       0.00       0.00       0.00       0.00       1.41
15.751% - 16.000%                      2       532,500       0.14       0.00       0.00       0.00       0.00       0.00       0.93
16.751% - 17.000%                      1       263,500       0.07       0.00       0.00       0.00       0.00       0.00       0.46
17.251% - 17.500%                      2     1,060,000       0.28       0.00       0.00       0.00       0.00       0.00       1.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.625%
Maximum: 17.500%
Weighted Average: 10.784%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
FICO Scores                        Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
Not Available 0                        2      $962,817       0.25       0.00       0.17       0.00       0.71       0.00       0.00
601 - 620                              2       451,800       0.12       0.00       0.47       0.00       0.00       0.00       0.00
621 - 640                             31     8,001,935       2.08       5.25       1.12       0.00       1.54       1.13       2.66
641 - 660                             59    15,304,709       3.97       4.57       3.35       5.75       3.84       2.48       4.09
661 - 680                            138    37,236,717       9.67      11.74       9.96      10.59       8.53      12.94       7.40
681 - 700                            214    56,706,427      14.72      16.35      14.74      15.63      14.77       9.94      13.80
701 - 720                            213    60,641,929      15.74      13.33      14.59      20.98      16.27       8.30      18.90
721 - 740                            213    55,369,058      14.37      13.13      14.32       9.69      17.50      17.62      11.36
741 - 760                            227    62,358,421      16.19      12.73      17.71      25.12      14.90      13.18      15.90
761 - 780                            207    55,921,544      14.52      14.73      13.48       8.23      12.80      21.23      20.79
781 - 800                            108    27,217,054       7.07       6.55       8.08       2.17       8.73      11.09       4.16
801 - 820                             24     5,044,459       1.31       1.64       2.02       1.83       0.41       2.08       0.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 620
Maximum: 816
Weighted Average: 724
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Original Loan To Value Ratio       Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                             62   $14,024,122       3.64       4.14       3.05       1.12       4.29       9.11       2.42
50.01% - 55.00%                       29     6,562,010       1.70       1.58       2.98       0.00       1.81       1.70       0.46
55.01% - 60.00%                       46    15,197,129       3.95       4.58       3.43       2.24       5.23       3.13       2.84
60.01% - 65.00%                       37    15,625,579       4.06       1.94       2.63       0.79       6.59       0.00       7.18
65.01% - 70.00%                       81    23,754,948       6.17       5.32       5.51       8.50       7.95       6.00       3.44
70.01% - 75.00%                      148    51,453,740      13.36      11.33       8.30      19.85      18.39       7.92      12.41
75.01% - 80.00%                      923   236,377,183      61.36      60.80      64.24      66.26      54.40      65.94      66.39
80.01% - 85.00%                       19     3,965,875       1.03       2.37       2.07       0.00       0.00       0.00       0.71
85.01% - 90.00%                       73    13,798,103       3.58       6.61       5.80       1.24       1.34       4.34       1.89
90.01% - 95.00%                       20     4,458,182       1.16       1.33       1.98       0.00       0.00       1.87       2.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 18.67
Maximum: 95.00
Weighted Average: 75.32
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Combined Loan To Value Ratio       Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                             54   $12,502,522       3.25       3.83       2.61       1.12       3.68       8.00       2.42
50.01% - 55.00%                       28     6,288,910       1.63       1.58       3.16       0.00       1.50       1.25       0.46
55.01% - 60.00%                       41    12,222,117       3.17       3.75       3.23       1.20       3.65       2.53       2.84
60.01% - 65.00%                       32    13,653,879       3.54       2.05       2.20       0.00       6.05       0.00       5.87
65.01% - 70.00%                       73    21,706,935       5.63       4.42       5.47       8.50       7.18       4.72       2.92
70.01% - 75.00%                      114    37,813,728       9.82      10.11       7.02      10.11      12.28       7.92       9.84
75.01% - 80.00%                      433   122,274,812      31.74      36.09      29.77      30.59      35.77      26.48      24.65
80.01% - 85.00%                       35    10,164,237       2.64       2.37       3.01       3.41       1.54       1.69       4.35
85.01% - 90.00%                      265    72,454,010      18.81      15.37      17.80      22.41      21.50      26.67      14.39
90.01% - 95.00%                      128    30,819,711       8.00       8.60       9.13       9.79       3.46       7.41      13.49
95.01% - 100.00%                     235    45,316,008      11.76      11.84      16.60      12.87       3.39      13.34      18.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 18.67
Maximum: 100.00
Weighted Average: 80.99
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Amortization                       Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
Interest In Arrears                  392   $89,187,642      23.15      44.70      25.06      20.29      17.23      33.69       5.06
Interest Only                      1,046   296,029,228      76.85      55.30      74.94      79.71      82.77      66.31      94.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Top 5 States                       Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
California                           325  $118,665,265      30.80      20.45      21.22      35.98      49.79      21.31      21.75
Virginia                             130    37,329,468       9.69      10.59       6.62      12.92       7.86      23.52      10.89
Florida                              107    26,482,282       6.87       6.42       8.91       3.12       7.24       2.65       6.83
Arizona                              100    24,322,234       6.31       6.09       7.10       5.80       7.76       6.30       2.70
New York                              43    19,410,906       5.04       2.02       2.52      10.70       5.04       0.00      11.16
Other                                733   159,006,714      41.28      54.42      53.63      31.48      22.31      46.22      46.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Prepay Original Term               Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
0                                  1,211  $339,404,057      88.11      71.55      93.15      94.63      96.52      97.43      74.97
12                                     9     2,877,062       0.75       0.21       0.81       0.00       1.13       0.00       1.19
24                                    46    10,162,082       2.64      12.05       0.16       0.00       0.70       0.00       2.33
30                                     2       400,000       0.10       0.00       0.00       0.00       0.00       0.00       0.70
36                                   145    26,604,481       6.91      16.19       3.08       4.54       0.95       0.00      18.23
42                                     2       502,300       0.13       0.00       0.00       0.83       0.00       0.00       0.40
60                                    23     5,266,888       1.37       0.00       2.79       0.00       0.71       2.57       2.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Document Type                      Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
Alternate                             66   $13,960,773       3.62       5.71       5.82       2.74       1.50       5.77       1.48
Full                                 708   179,078,534      46.49      36.53      53.59      47.02      41.45      65.81      48.85
Limited                               14     4,325,010       1.12       0.35       1.38       0.00       2.44       0.00       0.00
No Doc                                69    13,356,957       3.47      13.06       1.99       3.61       0.30       1.54       1.81
No Ratio                              22     5,022,740       1.30       5.53       0.21       0.00       0.00       0.00       2.09
Reduced                              444   132,290,616      34.34      25.08      32.27      35.27      38.72      24.41      42.65
Stated Doc                           115    37,182,240       9.65      13.73       4.73      11.36      15.58       2.47       3.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Loan Purpose                       Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
Construction to Perm                   1      $589,200       0.15       0.00       0.00       0.00       0.52       0.00       0.00
Cash Out Refinance                   353   102,055,276      26.49      27.46      25.03      23.13      31.24      26.85      20.37
Purchase                             850   228,083,606      59.21      55.33      61.02      67.83      54.84      58.27      64.46
Rate/Term Refinance                  234    54,488,788      14.14      17.21      13.95       9.04      13.40      14.88      15.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Owner Occupancy Status             Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
Investor                             243   $43,350,707      11.25      21.12      13.56       8.82       3.11      16.10      11.88
Primary                            1,137   327,476,956      85.01      73.40      81.41      91.18      93.66      83.90      84.15
Secondary                             58    14,389,207       3.74       5.48       5.03       0.00       3.23       0.00       3.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Property Type                      Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
Coop                                  10    $2,710,739       0.70       0.26       1.11       0.00       1.29       0.00       0.00
Townhouse                              1       200,000       0.05       0.00       0.21       0.00       0.00       0.00       0.00
Condominium                          173    41,541,399      10.78      11.65      13.57       2.89      10.01       8.64      11.93
PUD                                  332    77,167,688      20.03      21.53      25.68      20.49      11.53      35.85      19.85
Single Family                        876   251,590,005      65.31      62.19      55.02      74.02      76.19      47.08      66.03
Two- to Four Family                   46    12,007,039       3.12       4.37       4.41       2.60       0.97       8.43       2.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
Stated Remaining                    # of     Aggregate  Aggregate
Term to Maturity                   Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
179                                    1      $147,000       0.04       0.22       0.00       0.00       0.00       0.00       0.00
343                                    1       287,509       0.07       0.00       0.30       0.00       0.00       0.00       0.00
347                                    1       119,250       0.03       0.00       0.12       0.00       0.00       0.00       0.00
350                                    1       466,795       0.12       0.00       0.00       0.00       0.00       0.00       0.81
351                                    1       785,000       0.20       0.00       0.00       0.00       0.70       0.00       0.00
352                                    3     1,541,139       0.40       0.00       0.00       0.00       1.22       0.00       0.29
353                                    7     1,431,285       0.37       0.00       1.00       0.00       0.41       0.00       0.00
354                                   19     5,839,184       1.52       0.00       1.33       0.00       2.53       0.00       2.95
355                                   95    26,671,075       6.92       9.52       6.69       8.39       7.38       0.00       4.94
356                                   80    15,499,900       4.02      20.90       0.83       0.00       0.66       0.65       0.28
357                                   32    12,507,173       3.25       3.13       1.70       0.94       3.08       0.00       8.80
358                                  251    66,305,995      17.21       2.02      16.51      10.73      14.53       4.73      49.03
359                                  919   244,790,314      63.55      62.73      70.41      72.62      68.28      92.23      28.52
360                                   27     8,825,250       2.29       1.47       1.11       7.32       1.21       2.39       4.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 179
Maximum: 360
Weighted Average: 358
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas       Nov 9, 2004 20:52

                           [UBS INVESTMENT BANK LOGO]
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_15'
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Servicer                           Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
Downey                                23    $7,744,091       2.01       0.21       2.57       4.19       3.30       0.00       0.00
EverBank                              28    10,499,044       2.73       0.84       2.83       7.90       4.05       0.00       0.00
GMAC Mortgage                        589   193,545,531      50.24       8.68      39.81      36.92      71.19      10.99      95.27
Greenpoint                           124    27,001,127       7.01      13.08       7.42      14.48       2.85       2.53       4.73
National City Mortgage               561   121,852,755      31.63      47.26      47.37      36.51      14.17      86.48       0.00
Washington Mutual Bank                 8     5,005,900       1.30       0.00       0.00       0.00       4.44       0.00       0.00
Wells Fargo                          105    19,568,422       5.08      29.93       0.00       0.00       0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                    # of     Aggregate  Aggregate
Originator                         Loans       Balance    Balance    Group 1    Group 2    Group 3    Group 4    Group 5    Group 6
------------------------------------------------------------------------------------------------------------------------------------
Alliance Bancorp                       1      $236,000       0.06       0.00       0.24       0.00       0.00       0.00       0.00
Downey Savings                        23     7,744,091       2.01       0.21       2.57       4.19       3.30       0.00       0.00
EverBank                              28    10,499,044       2.73       0.84       2.83       7.90       4.05       0.00       0.00
First Saving                          17     8,214,562       2.13       0.47       0.00       0.00       1.37       0.00      11.10
Greenpoint Mortgage Corporation      254    58,633,088      15.22      13.08       7.42      14.48       2.85       2.53      59.95
Homestar                               1       798,901       0.21       0.00       0.00       0.00       0.71       0.00       0.00
Market Street                         84    16,544,038       4.29       0.00      12.21       1.05       3.41       2.57       0.00
Mortgage IT                            4     1,807,063       0.47       0.00       0.00       0.00       1.46       0.00       0.28
Nat City Mortgage                    561   121,852,755      31.63      47.26      47.37      36.51      14.17      86.48       0.00
Ohio Savings Bank                      1       390,015       0.10       0.00       0.00       1.17       0.00       0.00       0.00
Prism Mortgage/RBC Mortgage          291   111,495,653      28.94       5.20      25.95      31.15      63.24       6.51       0.00
UBS Conduit                           60    22,427,339       5.82       3.00       1.41       3.55       0.99       1.91      28.67
Washington Mutual                      8     5,005,900       1.30       0.00       0.00       0.00       4.44       0.00       0.00
Wells Fargo Home Mortgage, Inc.      105    19,568,422       5.08      29.93       0.00       0.00       0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,438  $385,216,870     100.00     100.00     100.00     100.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

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